UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2026

NEW HORIZON AIRCRAFT LTD.

(Exact name of registrant as specified in its charter)

British Columbia	001-41607	98-1786743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3187 Highway 35, Lindsay, Ontario	K9V 4R1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (613) 866-1935

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Ordinary Share, no par value	HOVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	HOVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 6, 2026, New Horizon Aircraft Ltd. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreements”) with certain institutional investors, pursuant to which the Company agreed to sell and issue, in a registered direct offering (the “Offering”) an aggregate of 9,254,889 our Class A ordinary shares, without par value (the “Shares”, and each Class A ordinary share with no par value in the authorized share structure of the Company, a “Common Share”). The offering price per Share is $2.15, for aggregate gross proceeds to the Company from the Offering of approximately $19.9 million, before deducting the Placement Agent’s (as defined below) fees and offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering to fund and accelerate development and buildout of its Cavorite X7 aircraft program, as well as for working capital and general corporate purposes. The closing of the Offering is expected to occur on or about May 8, 2026, subject to the satisfaction of customary closing conditions.

Pursuant to the Purchase Agreements, the Company has agreed that, subject to certain exceptions, from the date of the prospectus supplement until forty-five (45) days after the closing of the Offering, neither it nor any of its subsidiaries shall (a) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Shares or Common Share equivalents or (b) file any registration statement or any amendment or supplement thereto (subject to certain exceptions).

The Purchase Agreements contain customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.

The representations, warranties and covenants contained in the Purchase Agreements were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreements and may be subject to limitations agreed upon by the contracting parties. Accordingly, the form of Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreements, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission (the “SEC”).

In connection with the Offering, the Company entered into a Placement Agency Agreement, dated as of May 6, 2026, with Titan Partners Group LLC, a division of American Capital Partners, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the sole placement agent for the issuance and sale of the Shares pursuant to the Purchase Agreements. As compensation for such services, the Company agreed to pay the Placement Agent a cash fee of approximately $1.4 million and issue to the Placement Agent, or its designees, warrants to purchase up to 277,647 Common Shares (the “Placement Agent Warrants”) at the closing of the Offering. The Placement Agent Warrants have a term of five years from the date of issuance and have an exercise price of $2.4725 per share. The Company also agreed to reimburse the Placement Agent for legal and other expenses incurred by it in connection with the offering in an aggregate amount up to $75,000. The Placement Agent Warrants and the Common Shares issuable upon exercise of the Placement Agent Warrants have been deemed compensation by the Financial Industry Regulatory Authority (“FINRA”), and therefore are subject to a 180-day lock-up pursuant to Rule 5110(e)(1) of FINRA, subject to certain exceptions set forth in FINRA Rule 5110(e)(2).

The Shares, the Placement Agent Warrants and the Common Shares issuable upon exercise of the Placement Agent Warrants (the “Placement Agent Warrant Shares”) were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, as amended (File No. 333-285000), which was originally filed with the SEC on February 14, 2025, and was declared effective on March 25, 2025, a base prospectus forming a part of the effective registration statement dated March 25, 2025, and a prospectus supplement dated May 6, 2026.

The foregoing summaries of the Placement Agency Agreement, Purchase Agreements and the Placement Agent Warrants do not purport to be complete and are subject to, and qualified in their entirety by, copies of the Placement Agency Agreement, form of the Purchase Agreement, and form of the Placement Agent Warrant, copies of which are attached as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

A copy of the opinion of Gowlings WLG (Canada) LLP, Canadian counsel to the Company, relating to the validity of the Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

All amounts in this Current Report on Form 8-K are expressed in U.S. dollars.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, without limitation, statements regarding the completion of the Offering, the satisfaction of customary closing conditions related to the Offering and the amount and the intended use of the net proceeds from the Offering. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “potential,” or “continue,” or the negative of these terms or other comparable terminology. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain.

Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: (i) changes in the markets in which the Company competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that the Company will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding the Company’s industry and market size; (v) the financial condition and performance of the Company, including its condition, liquidity, results of operations, products, expected future performance and market opportunities; (vi) the Company’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (vii) the successful completion of testing and certification of the Company’s Cavorite X7 eVTOL; (viii) the targeted future production of the Company’s Cavorite X7 aircraft; (ix) the risk that the closing of the Offering is delayed or not completed at all; (x) the risk that the net proceeds from the Offering may be deployed differently than currently anticipated; (xi) adverse market or capital-markets conditions; (xii) dilution to existing shareholders from the issuance of the Shares; and (xiii) other factors detailed in the Company’s public filings with the SEC, including the disclosures under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025, filed with the SEC on August 22, 2025, and other filings the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 7.01. Regulation FD Disclosure.

On May 6, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
4.1	Form of Placement Agent Warrant
5.1	Opinion of Gowling WLG (Canada) LLP
10.1	Placement Agency Agreement, dated May 6, 2026, by and between the Company and Titan Partners Group LLC, a division of American Capital Partners, LLC
10.2*	Form of Securities Purchase Agreement, dated May 6, 2026, by and between the Company and the purchaser party thereto
23.1	Consent of Gowling WLG (Canada) LLP (included in Exhibit 5.1)
99.1	Press Release, dated May 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZON AIRCRAFT LTD.

Date: May 7, 2026	By:	/s/ E. Brandon Robinson
	Name:	E. Brandon Robinson
	Title:	Chief Executive Officer

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